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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

               Check if an Application to Determine Eligibility of
                    a Trustee Pursuant to Section 305(b)(2) [ ]

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                      (I.R.S. Employer Identification No.)


                800 Nicollet Mall
             Minneapolis, Minnesota                      55402
     ----------------------------------------    -----------------------
     (Address of principal executive offices)         (Zip Code)


                                  Frank Leslie
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3913
            (Name, address and telephone number of agent for service)

                           --------------------------

                                IMAX CORPORATION
               (Exact name of obligor as specified in its charter)


               Canada                                  98-0140269
----------------------------------------   ------------------------------------
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)


          2525 Speakman Drive
     Mississauga, Ontario, Canada                       L5K 1B1
----------------------------------------   ------------------------------------
(Address of Principal Executive Offices)              (Zip Code)


                        SEE TABLE OF ADDITIONAL OBLIGORS

                           --------------------------

                          9 5/8% SENIOR NOTES DUE 2010
                       (Title of the indenture securities)

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


                          TABLE OF ADDITIONAL OBLIGORS

EXACT NAME OF ADDITIONAL OBLIGOR           JURISDICTION OF           IRS EMPLOYER         PRINCIPAL EXECUTIVE OFFICE
                                              FORMATION           IDENTIFICATION NO.
--------------------------------           ---------------        ------------------   ----------------------------------

1329507 ONTARIO INC.                            Ontario                   --                   2525 Speakman Drive,
                                                                                           Mississauga, Ontario L5K 1B1
                                                                                              phone: (905) 403-6500

924689 ONTARIO INC.                             Ontario                   --                   2525 Speakman Drive,
                                                                                           Mississauga, Ontario L5K 1B1
                                                                                              phone: (905) 403-6500

DAVID KEIGHLEY PRODUCTIONS 70MM INC.           Delaware               95-3996963          110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

IMAX (TITANIC) INC.                            Delaware               98-0123185          110 E. 59th Street, Suite 2100
                                                                                             New York, New York 10022
                                                                                               phone: (212) 821-0100

IMAX (TITANICA) LTD.                            Ontario                   --                   2525 Speakman Drive,
                                                                                           Mississauga, Ontario L5K 1B1
                                                                                              phone: (905) 403-6500

IMAX CHICAGO THEATRE LLC                       Delaware               82-0565362          110 E. 59th Street, Suite 2100
                                                                                             New York, New York 10022
                                                                                               phone: (212) 821-0100

IMAX FILM HOLDING CO.                          Delaware                   --              110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

IMAX FORUM RIDE, INC.                           Nevada                88-0360462          110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

IMAX II U.S.A. INC.                            Delaware               51-0373323          110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

IMAX INDIANAPOLIS LLC                           Indiana                   --              110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

IMAX MINNESOTA HOLDING CO.                     Delaware               52-2254901          110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

IMAX MUSIC LTD.                                 Ontario                   --                   2525 Speakman Drive,
                                                                                           Mississauga, Ontario L5K 1B1
                                                                                              phone: (905) 403-6500

IMAX PICTURES CORPORATION                      Delaware               98-0153647          110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

IMAX PROVIDENCE GENERAL PARTNER CO.            Delaware               52-2054994          110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

EXACT NAME OF ADDITIONAL OBLIGOR             JURISDICTION OF           IRS EMPLOYER         PRINCIPAL EXECUTIVE OFFICE
                                                FORMATION           IDENTIFICATION NO.
--------------------------------             ---------------        ------------------   ----------------------------------

IMAX PROVIDENCE LIMITED PARTNER CO.              Delaware               52-2054995         110 E. 59th Street, Suite 2100
                                                                                              New York, New York 10022
                                                                                                phone: (212) 821-0100

IMAX RHODE ISLAND LIMITED PARTNERSHIP          Rhode Island             98-0176677         110 E. 59th Street, Suite 2100
                                                                                              New York, New York 10022
                                                                                                phone: (212) 821-0100

IMAX SANDDE ANIMATION INC.                        Ontario                   --                  2525 Speakman Drive,
                                                                                            Mississauga, Ontario L5K 1B1
                                                                                                phone: (905) 403-6500

IMAX SCRIBE INC.                                 Delaware               51-0373325         110 E. 59th Street, Suite 2100
                                                                                              New York, New York 10022
                                                                                                phone: (212) 821-0100

IMAX SPACE LTD.                                   Ontario                   --                  2525 Speakman Drive,
                                                                                            Mississauga, Ontario L5K 1B1
                                                                                                phone: (905) 403-6500

IMAX THEATRE HOLDING (BROSSARD) INC.              Canada                    --                  2525 Speakman Drive,
                                                                                            Mississauga, Ontario L5K 1B1
                                                                                                phone: (905) 403-6500

IMAX THEATRE HOLDING (CALIFORNIA I) CO.          Delaware               52-2054998         110 E. 59th Street, Suite 2100
                                                                                              New York, New York 10022
                                                                                                phone: (212) 821-0100

IMAX THEATRE HOLDING (CALIFORNIA II) CO.         Delaware               52-2054999         110 E. 59th Street, Suite 2100
                                                                                              New York, New York 10022
                                                                                                phone: (212) 821-0100

IMAX THEATRE HOLDING (NYACK I) CO.               Delaware               52-2055001         110 E. 59th Street, Suite 2100
                                                                                              New York, New York 10022
                                                                                                phone: (212) 821-0100

IMAX THEATRE HOLDING (NYACK II) CO.              Delaware               52-2055002         110 E. 59th Street, Suite 2100
                                                                                              New York, New York 10022
                                                                                                phone: (212) 821-0100

IMAX THEATRE HOLDING CO.                         Delaware               52-2054997         110 E. 59th Street, Suite 2100
                                                                                              New York, New York 10022
                                                                                                phone: (212) 821-0100

IMAX THEATRE HOLDINGS (OEI) INC.                 Delaware               52-2054993         110 E. 59th Street, Suite 2100
                                                                                              New York, New York 10022
                                                                                                phone: (212) 821-0100

IMAX THEATRE MANAGEMENT (SCOTTSDALE), INC.        Arizona               86-0686026         110 E. 59th Street, Suite 2100
                                                                                              New York, New York 10022
                                                                                                phone: (212) 821-0100

IMAX THEATRE MANAGEMENT COMPANY                  Delaware               52-2054996         110 E. 59th Street, Suite 2100
                                                                                              New York, New York 10022
                                                                                                phone: (212) 821-0100

IMAX THEATRE SERVICES LTD.                        Ontario                   --                  2525 Speakman Drive,
                                                                                            Mississauga, Ontario L5K 1B1
                                                                                                phone: (905) 403-6500

IMAX U.S.A. INC.                                 Delaware               98-0159490         110 E. 59th Street, Suite 2100
                                                                                              New York, New York 10022
                                                                                                phone: (212) 821-0100

EXACT NAME OF ADDITIONAL OBLIGOR           JURISDICTION OF           IRS EMPLOYER         PRINCIPAL EXECUTIVE OFFICE
                                              FORMATION           IDENTIFICATION NO.
--------------------------------           ---------------        ------------------   ----------------------------------

IMMERSIVE ENTERTAINMENT INC.                   Delaware               98-0153646         110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

MIAMI THEATRE LLC                              Delaware               65-0888857         110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

MITEY CINEMA INC.                               Ontario                   --                  2525 Speakman Drive,
                                                                                          Mississauga, Ontario L5K 1B1
                                                                                              phone: (905) 403-6500

MOUNTAINVIEW THEATRE MANAGEMENT LTD.            Alberta                   --                  2525 Speakman Drive,
                                                                                          Mississauga, Ontario L5K 1B1
                                                                                              phone: (905) 403-6500

NYACK THEATRE LLC                              New York               98-0202278         110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

PANDA PRODUCTIONS INC.                         Delaware               95-4785483         110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

RIDEFILM CORPORATION                           Delaware               04-3222960         110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

RPM PICTURES LTD.                               Ontario                   --                  2525 Speakman Drive,
                                                                                          Mississauga, Ontario L5K 1B1
                                                                                              phone: (905) 403-6500

SACRAMENTO THEATRE LLC                         Delaware               68-0432572         110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

SONICS ASSOCIATES, INC.                         Alabama               63-0623302         110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

STARBOARD THEATRES LTD.                         Canada                    --                  2525 Speakman Drive,
                                                                                          Mississauga, Ontario L5K 1B1
                                                                                              phone: (905) 403-6500

STRATEGIC SPONSORSHIP CORPORATION              Delaware               52-1723753         110 E. 59th Street, Suite 2100
                                                                                            New York, New York 10022
                                                                                              phone: (212) 821-0100

TANTUS FILMS LTD.                               Canada                    --                  2525 Speakman Drive,
                                                                                          Mississauga, Ontario L5K 1B1
                                                                                              phone: (905) 403-6500

TANTUS II FILMS LTD.                            Ontario                   --                  2525 Speakman Drive,
                                                                                          Mississauga, Ontario L5K 1B1
                                                                                              phone: (905) 403-6500

WIRE FRAME FILMS LTD.                           Ontario                   --                  2525 Speakman Drive,
                                                                                          Mississauga, Ontario L5K 1B1
                                                                                              phone: (905) 403-6500

                                    FORM T-1

ITEM 1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
          TRUSTEE.

          a) Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency
                    Washington, D.C.

          b)   Whether it is authorized to exercise corporate trust powers.

                    Yes

ITEM 2. AFFILIATIONS WITH OBLIGORS. IF ANY OF THE OBLIGORS IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          None.

ITEMS 3-15.   Items 3-15 are not applicable because to the best of the Trustee's knowledge, none of the obligors is in default under any indenture for which the Trustee acts as trustee.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

          1.   A copy of the Articles of Association of the Trustee.*

          2. A copy of the certificate of authority of the Trustee to commence business.*

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

          4.   A copy of the existing bylaws of the Trustee.*

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.

          7. Report of Condition of the Trustee as of September 30, 2003, published pursuant to law or the requirements of its supervising or examining authority.



     * Incorporated by reference to Registration Statement No. 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 2nd day of February, 2004.



                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ Frank P. Leslie III
                                                --------------------------------
                                                Frank P. Leslie III
                                                Vice President



                                            By: /s/ Benjamin J. Krueger
                                                --------------------------------
                                                Benjamin J. Krueger
                                                Trust Officer

                                                                       EXHIBIT 6

                                     CONSENT


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  February 2, 2004


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ Frank P. Leslie III
                                                --------------------------------
                                                Frank P. Leslie III
                                                Vice President



                                            By: /s/ Richard H. Prokosch
                                                --------------------------------
                                                Richard H. Prokosch
                                                Vice President

                                                                       EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2003

                                    ($000'S)

                                                                 9/30/2003
                                                                ------------

ASSETS
     Cash and Due From Depository Institutions                  $  9,363,408
     Federal Reserve Stock                                                 0
     Securities                                                   34,719,100
     Federal Funds                                                 2,322,794
     Loans & Lease Financing Receivables                         118,943,010
     Fixed Assets                                                  1,915,381
     Intangible Assets                                             9,648,952
     Other Assets                                                  9,551,844
                                                                ------------
         TOTAL ASSETS                                           $186,464,489

LIABILITIES
     Deposits                                                   $122,910,311
     Fed Funds                                                     6,285,092
     Treasury Demand Notes                                         3,226,368
     Trading Liabilities                                             246,528
     Other Borrowed Money                                         21,879,472
     Acceptances                                                     145,666
     Subordinated Notes and Debentures                             6,148,678
     Other Liabilities                                             5,383,119
                                                                ------------
     TOTAL LIABILITIES                                          $166,225,234

EQUITY
     Minority Interest in Subsidiaries                          $  1,003,166
     Common and Preferred Stock                                       18,200
     Surplus                                                      11,676,398
     Undivided Profits                                             7,541,491
                                                                ------------
         TOTAL EQUITY CAPITAL                                   $ 20,239,255

TOTAL LIABILITIES AND EQUITY CAPITAL                            $186,464,489


--------------------------------------------------------------------------------

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.



U.S. BANK NATIONAL ASSOCIATION


By: /s/ Frank P. Leslie III
    ----------------------------------
    Vice President


Date:  February 2, 2004